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                                                                    Exhibit 23.1

                         CONSENT OF INDEPENDENT AUDITORS




The Board of Directors
Hasbro, Inc.:

We consent to use of our reports incorporated by reference in the Hasbro, Inc. Annual Report on Form 10-K for the fiscal year ended December 31, 2000, which is incorporated by reference herein, and to the reference to our firm under the heading "Experts" in the prospectus.

                                             /s/ KPMG LLP


Providence, Rhode Island
February 19, 2002